UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: March 4, 2025

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

On March 4, 2025, NovaBay Pharmaceuticals, Inc. (the “Company”) entered into an engagement letter agreement (the “Engagement Agreement”) by and between the Company and Lucid Capital Markets, LLC (“Lucid”), that engages Lucid to provide financial advisory services to the Company in connection with exploring a potential business combination of the Company (a “Potential Transaction”). The Company engaged Lucid to explore a Potential Transaction in order to make available other strategic options and transactions to the Company and its stockholders in the event that (i) the Company did not receive stockholder approval for the liquidation and dissolution of the Company under Delaware law (the “Liquidation and Dissolution”) pursuant to a Plan of Liquidation and Dissolution of the Company at a new special meeting of stockholders to be called for this purpose (the “New Special Meeting”) or (ii) if after stockholder approval is received, the Board of Directors ultimately determines not to proceed with the Liquidation and Dissolution. Such Potential Transactions and strategic alternatives may include mergers, reverse mergers, strategic partnerships, and licensing and sub-licensing transactions.

Additional information regarding the Liquidation and Dissolution and the New Special Meeting is included in the preliminary proxy statement on Schedule 14A for the New Special Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 18, 2025 (the “Preliminary Proxy Statement”).

While the Company continues to believe that the Liquidation and Dissolution is currently the best opportunity for the Company to maximize the remaining value of the Company and our stockholders, there are risks and uncertainties as to whether stockholders will approve the Liquidation and Dissolution at the New Special Meeting, including taking into consideration that the Company was not able to obtain stockholder approval for the Liquidation and Dissolution at its previously held special meeting of stockholders convened on November 22, 2024, and subsequently adjourned and finally reconvened on January 30, 2025. Therefore, the Board of Directors determined that the Company should pursue other potential strategic alternatives available to the Company and its stockholders and entered into the Engagement Agreement to provide support to the Company as it identifies, and evaluates such strategic alternatives, including a Potential Transaction.

The terms of the Engagement Agreement provide that such agreement continue until the earlier of: (i) the completion of a Potential Transaction, (ii) nine (9) months from March 4, 2025, or (iii) upon written notice of termination by either the Company or Lucid at any time. The Engagement Agreement also provides for the Company to pay Lucid for its advisory services, including: (i) a one-time fee of $100,000 that was due to Lucid on the date the Engagement Agreement was signed; (ii) specified monthly fees of up to a maximum of $250,000 payable to Lucid upon the termination of the Engagement Agreement (other than in the case of a material breach by Lucid) if a Potential Transaction is not consummated; (iii) an $800,000 transaction fee in the event the Company successfully completes a Potential Transaction; (iv) a fairness opinion fee in the amount of $300,000, due and payable to Lucid upon Lucid rendering a fairness opinion to the Company’s Board of Directors; and (v) a right of first refusal for Lucid to participate as a co-placement agent in any concurrent private placement equity financing by the Company contemplated along with a Potential Transaction, provided that Lucid secures investors for such private placement and the Company and Lucid are able to enter into a separate engagement agreement for Lucid to serve as co-placement agent.

The Engagement Agreement also contains representations, warranties, indemnification provisions and confidentiality provisions that are customary for an agreement of this nature.

The foregoing description of the terms of the Engagement Agreement do not purport to be complete and are subject to, and are qualified in their entirety by, reference to the Engagement Agreement, which is filed herewith as Exhibit 10.1, and is incorporated by reference.

Item 8.01         Other Events.

On March 7, 2025, the Company issued a press release relating to the New Special Meeting and the Company’s ongoing evaluation of alternative strategic options as further set forth in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference.

Additional Information and Where to Find It

The Company intends to file a definitive proxy statement on Schedule 14A with the SEC with respect to the special meeting of Company stockholders to be held in connection with the Liquidation and Dissolution. Promptly after filing the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the New Special Meeting to consider the Liquidation and Dissolution. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING IN CONNECTION WITH THE LIQUIDATION AND DISSOLUTION, THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE LIQUIDATION AND DISSOLUTION. Stockholders may obtain, free of charge, the Preliminary Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the Liquidation and Dissolution at the SEC’s website (http://www.sec.gov) or at the Company’s investor relations website https://novabay.com/investors/) or by writing to NovaBay Pharmaceuticals, Inc., Investor Relations, 2000 Powell Street, Suite 1150, Emeryville, CA 94608. The Company’s website address is provided as an inactive textual reference only. The information provided on, or accessible through, the Company’s website is not part of this Current Report on Form 8-K, and, therefore, is not incorporated herein by reference.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Liquidation and Dissolution. A list of the names of the directors and executive officers of the Company and information regarding their interests in the Liquidation and Dissolution, including their respective ownership of the Company’s common stock and securities is contained in the Preliminary Proxy Statement and will be contained in the definitive proxy statement for the proposed Liquidation and Dissolution when available.  In addition, information about the Company’s directors and executive officers and their ownership in the Company is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and filed with the SEC on March 26, 2024, as amended on March 29, 2024 and as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing.

Cautionary Language Concerning Forward-Looking Statements

This Current Report on Form 8-K, including exhibits, contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements are based upon the Company and its management’s current expectations, assumptions, estimates, projections and beliefs. Such statements include, but are not limited to, statements regarding the Liquidation and Dissolution, the Company’s financial condition, the Company’s evaluation of other strategic transactions and related matters such as the impact that the Liquidation and Dissolution may have on the Company. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in, or implied by, these forward-looking statements. Other risks relating to the Company’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this Current Report, are detailed in the Company’s latest Form 10-K, subsequent Forms 10-Q and/or Form 8-K filings with the SEC and the Preliminary Proxy Statement, especially under the heading “Risk Factors.” The forward-looking statements in this release speak only as of this date, and the Company disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description
10.1	Engagement Agreement, dated March 4, 2025, by and between NovaBay Pharmaceuticals, Inc. and Lucid Capital Markets, LLC
99.1	Press Release, dated March 7, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin M. Hall
Justin M. Hall
Chief Executive Officer and General Counsel

Dated: March 7, 2025